SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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e.Digital Corporation

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E.DIGITAL CORPORATION
13114 Evening Creek Drive South, San Diego, California 92128

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held August 4, 2005

TO THE STOCKHOLDERS OF
E.DIGITAL CORPORATION

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of e.Digital Corporation, a Delaware corporation (the “Company”), will be held at the offices of the Company, located at 13114 Evening Creek Drive South, San Diego, California 92128, on August 4, 2005, beginning at 2:00 p.m. local time. The Annual Meeting will be held for the following purposes:

1. To elect directors of the Company to serve as directors until the annual meeting of stockholders to be held in 2006, and until such directors’ successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.

2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock, $.001 par value, that the Company is authorized to issue from 200,000,000 to 300,000,000.

3. To approve the 2005 Equity-Based Compensation Plan.

4. To ratify the appointment of Singer Lewak Greenbaum & Goldstein, LLP as independent accountants for the Company for the fiscal year ending March 31, 2006.

5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed June 6, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

By Order of the Board of Directors

/s/ ATUL ANANDPURA
ATUL ANANDPURA
President and Chief Executive Officer

San Diego, California                                                                                              Telephone - (858) 679-1504
June ●, 2005                                                                                                              Facsimile - (858) 486-3922

e.Digital Corporation
This Proxy is solicited on behalf of the Board of Directors
2005 ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 4, 2005

The undersigned stockholder of e.Digital Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June ●, 2005, and hereby appoints Atul Anandpura and Robert Putnam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of e.Digital Corporation, to be held on Tuesday, August 4, 2005, at 2:00 p.m., local time, at the offices of the Company, located at 13114 Evening Creek Drive South, San Diego, California 92128, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS: ___ FOR all nominees listed below ___ WITHHOLD AUTHORITY to vote
                                                                            (except as indicated)                           for all nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the following list:

Atul Anandpura, Robert Putnam, Allen Cocumelli, Renee Warden and Alex Diaz.

2.
PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK, $.001 PAR VALUE, THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 200,000,000 TO 300,000,000:

___ FOR   __ AGAINST   __ ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

3.	PROPOSAL TO APPROVE THE 2005 EQUITY-BASED COMPENSATION PLAN:

___ FOR   __ AGAINST   __ ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2006:

___ FOR   __ AGAINST   __ ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

(Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 200,000,000 TO 300,000,000, FOR THE 2005 EQUITY-BASED COMPENSATION PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP, AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TELEPHONE NUMBER OF THE COMPANY IS (858) 679-1504 AND ITS FACSIMILE NUMBER IS (858) 486-3922.

DATED:_____________________ , 2005

Signature

Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).

I PLAN TO ATTEND THE MEETING

Attach lable here

Even if you plan to join us at the meeting,

Please. . .

Sign, date, and return your proxy in the enclosed, postage paid envelope.

Thank You

e.Digital Corporation
13114 Evening Creek Drive South
San Diego, California 92128

ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 4, 2005

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 2:00 p.m., local time, on August 4, 2005, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is (858) 679-1504 and its facsimile number is (858) 486-3922. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about June ●, 2005.

RECORD DATE AND VOTING

June 6, 2005 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. As of June 6, 2005, there were 175,260,876 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), 110,000 shares of Series D preferred stock (the “Series D Preferred Stock”) and 4,330 shares of Series EE preferred stock (the “Series EE Preferred Stock”) issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held, and each holder of Series D Preferred Stock on the Record Date will be entitle to fifty votes for each share held, or an aggregate of 5,500,000 votes for the Series D Preferred Stock. The shares of Series EE Preferred Stock issued and outstanding have no voting rights. With respect to all matters other then the election of directors and the proposed amendment to the Company’s Certificate of Incorporation, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. The matter of the proposed amendment to the Company’s Certificate of Incorporation, requires the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited by the Company will be voted “FOR” the nominees named herein for election as directors, “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock, $.001 par value, that the Company is authorized to issue from 200,000,000 to 300,000,000, “FOR” the approval of the 2005 Equity-Based Compensation Plan and “FOR” the ratification of the selection of Singer Lewak Greenbaum & Goldstein LLP to provide audit services to the Company for the fiscal year ending March 31, 2006.

New York Stock Exchange Rules (“NYSE Rules”) generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. However, the NYSE Rules do not require specific instructions in order for a broker to vote on the election of directors. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. A broker non-vote will have no effect for the purpose of determining whether a director has been elected.

A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

ELECTION OF DIRECTORS
(Proposal One)

The Company’s bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is currently set at five. A Board of five directors, will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s five nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death. The nominees have supplied the following background information to the Company:

Name	Age	Principal Occupation	Director Since

Atul Anandpura	41	President and Chief Executive Officer of the Company	2004

Robert Putnam	46	Senior Vice President since 1993, Interim Chief Accounting Officer and Secretary since 2005	1995

Allen Cocumelli	52	Chief Operating Officer of Simple Network Communications Inc. since 1997	1999

Alex Diaz	40	Chairman of the Board of Directors of the Company since 2002; Executive Vice Presidentof Califormula Radio Group since 1996	2002

Renee Warden	41	Corporate Controller of Kintera, Inc. since 2005; Former Chief Accounting Officer and Secretary of the Company	N/A

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the above Nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of the above Nominees.

MANAGEMENT

Set forth below is certain information with respect to each of the nominees for the office of director, each director whose term of office will continue after the Annual Meeting and each executive officer and key employee of the Company:

Name	Age	Position

Alex Diaz	40	Chairman of the Board and Director
Atul Anandpura	41	President, Chief Executive Officer and Director
Robert Putnam	46	Senior Vice President, Interim Chief Accounting Officer, Secretary and Director
Allen Cocumelli	52	Director
Renee Warden	41	Nominee

Biographical Information

Alex Diaz - Mr. Diaz joined the Board in July 2002 and was appointed Chairman in November 2002. Mr. Diaz is Executive Vice President of Califormula Radio Group in San Diego, where he oversees the wide area network (WAN) linking audio, production studios, and transmitter sites, all of which he designed. He also established a Web presence for several of Califormula’s San Diego radio stations, including Jammin’ Z90, Radio Latina, and classical music station XLNC1. Before joining Califormula, Mr. Diaz worked at Radio Computing Services in New York. Mr. Diaz holds bachelor’s degrees in mathematics and computer science from the University of California in San Diego.

Atul Anandpura - Mr. Anandpura joined the company in 1999 as the Vice President of Research and Development. In July 2004 was appointed President and Chief Executive Officer. Mr. Anandpura was also appointed a Director of the Company in 2004. From 1996 to 1999 Mr. Anandpura held the position of Managing Director for Maycom Europe Ltd. in Surrey U.K. At Maycom, Mr. Anandpura marketed and developed MP3 player, advanced digital voice recorder with PC Link and various low power wireless communication devices. Prior to joining Maycom. From 1986 to 1996 Mr. Anandpura held the positions of Project Manager, Senior Design Engineer for Maxon Systems Inc., in Surrey U.K. At Maxon Systems, Mr. Anandpura managed and designed the analog, digital hardware, DSP based products and embedded software for telephone related products for British Telecom, Matra Communication and other companies. Mr. Anandpura obtained his Bachelor of Engineering Electronics degree from M.S. University in Baroda, India.

Robert Putnam - Mr. Putnam was appointed Senior Vice President in April 1993. He was appointed a Director of the Company in 1995. In May 2005, Mr. Putnam assumed the additional responsibilities of Interim Chief Accounting Officer and Corporate Secretary. Mr. Putnam served as Secretary of the Company from March 1998 until December 2001. He served as a Director of American Technology Corporation (“ATC”) from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as Vice President, Investor Relations of ATC. He has also served, as Secretary/Treasurer of Patriot Scientific (“Patriot”) since 1989 and from 1989 to March 1998 was a Director of Patriot. Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983. Mr. Putnam devotes only part-time services to the company, approximately twenty hours per week.

Allen Cocumelli - Mr. Cocumelli was appointed to the Board of Directors on August 25, 1999 and served as Chairman of the Board from April 2000 until November 2002. Mr. Cocumelli has been General Counsel of Simple Network Communications Inc. (“Simplenet”) since 1996 and Chief Operating Officer of Simplenet since November 1997. Prior to joining Simplenet, Mr. Cocumelli was in the private practice of law. From 1978 to 1986 Mr. Cocumelli served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.S. degree in Industrial Psychology from the University of California, Los Angeles in 1972 and a J.D. from Thomas Jefferson University in 1991. Mr. Cocumelli is a member of the California Bar Association.

Renee Warden - Ms. Warden has been Corporate Controller for Kintera, Inc. since May 2005. Prior to joining Kintera, Inc., Ms. Warden was an executive officer of the Company. Ms. Warden joined the Company in 1991 as Accounting Manager. In 1997 Ms. Warden was appointed Controller and Corporate Secretary for the Company and in 2003 was promoted to Chief Accounting Officer and Secretary until May 2005. From 1993 to 2003 Ms. Warden also held the positions of Chief Accounting Officer, Secretary and Director of Human Resources for ATC. Ms. Warden obtained a B.S. degree in business accounting from the University of Phoenix in 1999.

The terms of all directors will expire at the next annual meeting of the Company’s stockholders, or when their successors are elected and qualified. Directors are elected each year, and all directors serve one-year terms. Officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. There are no other persons whose activities are material or are expected to be material to the Company’s affairs. For information concerning beneficial ownership of Common Stock by directors nominees and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following security ownership information is set forth, as of June 6, 2005, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of the Company’s outstanding Common Stock and with respect to each director of the Company, each of the executive officers named in the Summary Compensation Table currently employed by the Company, and all current directors, nominees and executive officers as a group (five persons). Other than as set forth below, the Company is not aware of any other person who may be deemed to be a beneficial owner of more than 5% of the Company’s Common Stock.

Name and Address	Amount and Nature of Beneficial		Percent	Title
of Beneficial Owner	Ownership		of Class	of Class

Atul Anandpura	366,667	(1)	*	Common
13114 Evening Creek Dr. S.
San Diego, CA 92128

Robert Putnam	1,175,000	(2)	*	Common
13114 Evening Creek Dr. S.
San Diego, CA 92128

Allen Cocumelli	351,000	(3)	*	Common
13114 Evening Creek Dr. S.
San Diego, CA 92128

Alex Diaz	585,000	(4)	*	Common
13114 Evening Creek Dr. S.
San Diego, CA 92128

Renee Warden	100,000	(5)	*	Common
13114 Evening Creek Dr. S.
San Diego, CA 92128

All officers, directors and nominees as a group (5 persons)	2,577,667	(6)	1.5%	Common

(1)	Includes options exercisable within 60 days to purchase 366,667 shares.
(2)	Includes options exercisable within 60 days to purchase 50,000 shares.
(3)	Includes options exercisable within 60 days to purchase 350,000 shares.
(4)	Includes options exercisable within 60 days to purchase 225,000 shares.
(5)	Includes options exercisable within 60 days to purchase 100,000 shares.
(6)	Includes options exercisable within 60 days to purchase 1,091,667 shares. Excludes unvested options to purchase 1,166,666 shares.

*	Less than 1%

Series D Preferred Stock

The following security ownership information is set forth as of June 6, 2005, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of Series D Preferred Stock.

Name and Address	Amount and Nature of Beneficial	Percent	Title
of Beneficial Owner	Ownership(1)	of Class	of Class

Jerry E. Polis Family Trust	95,000 (2)	86%	Series D
980 American Pacific Dr. Ste. 111			Preferred Stock
Henderson, NV 89014

Palermo Trust	10,000 (3)	9%	Series D
8617 Canyon View Dr.			Preferred Stock
Las Vegas, NV 89117

(1)
Represents number of shares of Series D Preferred Stock, held as of June 6, 2005. At such date an aggregate of 110,000 shares of Series D Preferred Stock were issued and outstanding convertible into an aggregate of 7,505,088 hares of Common Stock.

(2)	Jerry E. Polis is Trustee and believed by the Company to have sole voting and investment power with respect to the Series D Preferred Stock held.
(3)	James A. Barnes is Trustee and believed by the Company to have sole voting and investment power with respect to the Series D Preferred Stock held.

Series EE Preferred Stock

The following security ownership information is set forth as of June 6, 2005, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of Series EE Preferred Stock.

Name and Address	Amount and Nature of Beneficial	Percent	Title
of Beneficial Owner	Ownership(1)	of Class	of Class

Basso Multi-Strategy Holding Fund Ltd.	1,950 (2)	45%	Series EE
c/o DKR Capital Partners, LP			Preferred Stock
1281 East Main St.
Stamford, CT 06902

Bristol Investment	1,830 (3)	42%	Series EE
10990 Wilshire Blvd., Ste. 1410			Preferred Stock
Los Angeles, California 90024

Basso Private Opportunity Holding Fund Ltd.	550 (4)	13%	Series EE
c/o DKR Capital Partners, LP			Preferred Stock
1281 East Main St.
Stamford, CT 06902

(1)
Represents number of shares of Series EE Preferred Stock, held as of June 6, 2005. At such date an aggregate of 4,330 shares of Series EE Preferred Stock were issued and outstanding convertible into an aggregate of 2,380,232 shares of Common Stock.

(2)
DKR LP is registered investment advisor with the Securities and Exchange Commission and as such, is the investment manager to Basso Multi-Strategy Holding Fund, Ltd. DKR LP has retained Basso to act as the portfolio manager to the fund. As such DKR LP and Basso have shares dispositive and voting power over the securities. Howard Fischer is president of Basso and is named as authorized signatory.

(3)
Paul Kessler, as Direct and Manager of Bristol Capital Advisors, LLC the investment manager to Bristol Investment, Fund, Ltd., and has sole voting and investment power with respect to the securities held.

(4)
DKR LP is registered investment advisor with the Securities and Exchange Commission and as such, is the investment manager to Basso Multi-Strategy Holding Fund, Ltd. DKR LP has retained Basso to act as the portfolio manager to the fund. As such DKR LP and Basso have shares dispositive and voting power over the securities. Howard Fischer is president of Basso and is named as authorized signatory.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

Based solely on a review of copies of such reports furnished to the Company and written representation that no other reports were required during the fiscal year ended March 31, 2005, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

Code of Business Conduct and Ethics

The Company has adopted a Code of Conduct that includes a code of ethics that applies to all of the Company’s employees and directors (including its principal executive officer and its principal finance and accounting officer). This Code of Conduct is posted on the Company’s website and is available for review at www.edigital.com. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics on our website.

Audit Committee Financial Expert

The Company has a standing Audit Committee that includes the following two members of the Board of Directors: Alex Diaz and Robert Putnam. With the recent resignation of Victor T. Ramsauer from the Board of Directors, the Audit Committee does not currently have an audit committee financial expert, as defined by Regulation S-K, or an “independent” director, as defined under the NASDAQ National Stock Market rules and Rule 10A-3 of the Securities Exchange Act of 1934. The Company anticipates that Renee Warden, upon her election to the Board, will be appointed to the Audit Committee and be designated as the Audit Committee Financial Expert.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND
COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met four times during fiscal 2005 and acted by unanimous written consent four times. During such fiscal year, each Board member attended at least 100% of the aggregate of the meetings of the Board held during the period for which he was a director.

The Company has an Audit Committee and a Compensation Committee.

Audit Committee. The Audit Committee, currently consisting of Messrs. Diaz and Putnam, reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company’s auditors, the fees and all non-audit services of the independent auditors and the independent auditors’ opinion and letter of comment to management and management’s response thereto. The Audit Committee was designated on June 7, 2000 and held four meetings during the fiscal year ended March 31, 2005.

Compensation Committee. The Compensation Committee is currently comprised of two non-employee Board members, Allen Cocumelli and Alex Diaz. The Compensation Committee reviews and recommends to the Board the salaries, bonuses and prerequisites of the Company’s executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers such plans. The Compensation Committee held one meeting during the fiscal year ended March 31, 2005.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and operates under a written charter adopted by the Board of Directors on June 7, 2000. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee currently consists of two members and holds one position vacant.

The Audit Committee reviewed with Singer Lewak Greenbaum & Goldstein LLP, the Company’s independent auditors for the fiscal year ended March 31, 2005, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, “Communications with Audit Committees.” In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures which were required by the Independence Standards Board. The Audit Committee also reviewed the independence letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees.”

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent auditors for the fiscal year ended March 31, 2006.

By: The Audit Committee of the Board of Directors:
Date: June ●, 2005
Alex Diaz
Robert Putnam

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The primary philosophy of the Compensation Committee regarding compensation is to offer packages which reward each of the members of senior management proportionately to each person’s individual performances and to the Company’s overall financial performance and growth during the previous year.

The Board measured individual and team performance on the basis of both quantitative and qualitative factors. The Board believes that the components of executive compensation should include base salary, annual and long-term incentive compensation, stock option grants and other benefits summarized below.

Executive Compensation

Base Salary. Base salaries are intended to be competitive with market rates and are based on an internal evaluation of the responsibilities of each position. Salaries for executive officers are reviewed on an annual basis.

The Committee’s compensation policies are particularly designed to align executive officer and senior management salaries and bonus compensation to the individual’s performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

Long-term incentives. The Company’s long-term incentive program consists of a stock option program pursuant to which the Chief Executive Officer and other executive officers (as well as other key employees) are periodically granted stock options at the then fair market value (or higher prices) of the Company’s Common Stock. These option programs are designed to provide such persons with significant compensation based on overall Company performance as reflected in the stock price, to create a valuable retention device through standard three to five year vesting schedules and to help align employees’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees, at the time of promotion to certain employees and periodically to a broad group of existing key employees and executive officers.

CEO Compensation. During fiscal 2005, the Committee approved for Mr. Anandpura an annual base salary of $162,612, a level the Committee feels is at the lower range of base salaries for Chief Executive Officers at similarly situated companies. Although the Committee attempts to align the Chief Executive Officer’s salary with performance, it chose to limit salary increases during fiscal 2005 as part of a general company-wide effort to reduce overhead. Mr. Anandpura did not receive a bonus for fiscal 2005 for similar reasons. Mr. Anandpura is currently an employee at will.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a stockholder-approved plan. The non-performance based compensation paid to the Company’s executive officers for the 2005 fiscal year did not exceed the $1 million limit per officer. It is not expected that the compensation to be paid to the Company’s executive officers for the 2006 fiscal year will exceed that limit. The Company’s 1994 Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the 1994 Plan with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit. The Committee’s present intention is to comply with the requirements of Section 162(m) unless and until the Committee determines that compliance would not be in the best interest of the Company and its shareowners.

By: The Compensation Committee of the Board of Directors:
Date: June ●, 2005
Allen Cocumelli
Alex Diaz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board of Directors was formed in June 2000 and is currently comprised of Directors, Allen Cocumelli and Alex Diaz. None of these individuals was at any time during the fiscal year 2005, or at any time, an employee or officer of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Director Compensation

Stock Options - Directors have received in the past and may receive in the future stock options pursuant to the Company’s stock option plans.

Standard Compensation - The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors’ or committee meetings.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth for the years ended March 31, 2005, 2004 and 2003, the cash compensation of Mr. Atul Anandpura,, current President and Chief Executive Officer and Mr. Alfred H. Falk, former President and Chief Executive Officer (collectively, the “Named Executive Officers”). No other persons served as Executive Officer of the Company during the fiscal year ended March 31, 2005 and received total compensation in excess of $100,000.

Summary Compensation Table

		Annual		Compensation				Long Term Compensation Options	All Other
Name and Principal Position	Fiscal Year		Salary		Bonus		Other(1)	(# of Shares)	Compensation

Atul Anandpura, President and Chief ExecutiveOfficer	2005 2004 2003	$ $ $	162,612 141,750 141,750	$ $ $	-0- -0- -0-	$ $ $	-0- -0- -0-	1,000,000 350,000 135,000	-0- -0-

Alfred H. Falk, President and Chief Executive Officer(2)	2005 2004 2003	$ $ $	155,000 155,000 154,974	$ $ $	-0- -0- 35,000	$ $ $	2,215 9,600 9,600	400,000 400,000 -0-	-0- -0- -0-

(1)	Auto allowance.
(2)	Mr. Falk resigned as President and Chief Executive Officer and as a director effective July 1, 2004. Mr. Falk continues to be employed by the Company as Vice President of Business Development.

Option Grants

Shown below is further information on grants of stock options to the Named Executive Officers reflected in the Summary Compensation Table shown above.

Option Grants for Fiscal Year Ended March 31, 2005

	Number of Securities Underlying Options		Percent of Total Options Granted to Employees in	Exercise	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation
Name	Granted		Fiscal Year	Price	Date	5%/$	10%/$

Alfred H. Falk(1)	400,000	(2)	11.8%	$0.23	7/1/2009	25,418	56,167

Atul Anandpura (2)	1,000,000	(3)	29.6%	$0.23	7/1/2009	63,545	140,417

(1)	Mr. Falk resigned as President and Chief Executive Officer and as a director effective July 1, 2004. Mr. Falk continues to be employed by the Company as Vice President of Business Development.
(2)	These options vested at time of grant.
(3)	These options vest 25% annually commencing on July 1, 2005.

Aggregated Option Exercises and Fiscal Year-end Values

The following table provides information on exercised and unexercised options of the Named Executive Officers at March 31, 2005:

Fiscal Year-End Option Values

	Number of Shares Acquired on	Value	Number of Unexercised Options At March 31, 2005		Value of Unexercised In-the-Money Options At March 31, 2005(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Alfred H. Falk	400,000	$-0-	400,000	-0-	-0-	-0-

Atul Anandpura	1,000,000	$-0-	-0-	1,000,000	-0-	-0-

(1)	Based on the last sale price at the close of business on March 31, 2005 of $0.19.

The Company has not awarded stock appreciation rights to any employee of the Company and has no long-term incentive plans, as that term is defined in Securities and Exchange Commission regulations. The Company has no defined benefit or actuarial plans covering any person.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of March 31, 2005, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance, aggregated as follows:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected incolumn (a)) (c)

Equity compensation plans approved by security holders	14,000,000	$0.7933	-0-
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	14,000,000		-0-

Employment Agreements

All employees of the Company, including executive officers, are employees at-will.

CERTAIN TRANSACTIONS

Conflicts of Interest. Certain conflicts of interest now exist and will continue to exist between the Company and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in the Company’s favor. The officers and directors are accountable to the Company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling the Company’s affairs. Failure by them to conduct the Company’s business in its best interests may result in liability to them.

Officer and director Robert Putnam also acts as Vice President, Investor Relations of ATC. The possibility exists that these other relationships could affect Mr. Putnam’s independence as a director and/or officer of the Company. Mr. Putnam is obligated to perform his duties in good faith and to act in the best interest of the Company and its stockholders, and any failure on his part to do so may constitute a breach of his fiduciary duties and expose such person to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, there is no assurance that Mr. Putnam would be excluded from liability or indemnified if he breached his loyalty to the Company.

Transactions with Management. None.

APPROVAL OF AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE
THE TOTAL AUTHORIZED SHARES OF COMMON STOCK
(Proposal Two)

General

On February 4, 2005, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the total authorized shares of Common Stock of the Company from 200 million to 300 million. Such increase in the number of authorized shares of Common Stock of the Company would be effected by restating the first paragraph of current Article Fourth of the Certificate to read as follows:

“FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Three Hundred Five Million (305,000,000), divided into Three Hundred Million (300,000,000) shares of Common Stock of the par value of $.001 per share, and Five Million (5,000,000) shares of preferred stock of the par value of $.001 per share.”

The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

As of June 6, 2005, 175,260,876 shares of Common Stock were issued and outstanding, 6,406,665 shares were reserved for issuance pursuant to outstanding options under the Company’s 1994 Stock Option Plan, 9,885,320 were reserved for issuance upon conversion of the Series D and Series EE Preferred Stock and 7,084,855 shares were reserved for issuance upon exercise of outstanding warrants. Therefore, of the 200,000,000 shares of Common Stock currently authorized by the Certificate, only 1,362,284 shares are presently available for general corporate purposes. Assuming Proposal Two is approved by the stockholders, a total of 198,637,716 shares of Common Stock will be outstanding or reserved for issuance upon exercise or conversion of outstanding preferred stock, options and warrants, and 101,362,284 shares will be available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Prior increases in the authorized shares have primarily been used for equity financing transactions and for stock options and warrants. The Board of Directors believes that the number of authorized shares currently available for issuance will not be sufficient to enable us to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock, and the total authorized shares of capital stock, as described above.

Other than as described in the other proposals in this Proxy Statement, the Board has no current plans to issue Common Stock. However, the Board believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board from time to time, such as financings, acquisitions or strategic business relationships. Further, the Board believes the availability of additional shares of Common Stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder’s percentage voting power.

Proposal

At the Annual Meeting, stockholders will be asked to approve the amendment of the Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 200 million shares to 300 million shares. Such approval will require the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. As a result, abstentions and broker non-votes will have the same effect as negative votes.

The Board of Directors recommends a vote “FOR” the Proposal.

APPROVAL OF 2005 EQUITY-BASED-COMPENSATION PLAN
(Proposal Three)

The Company’s stockholders are being asked to approve the. 2005 Equity-Based Compensation Plan (the “Plan”). The purpose of the Plan is to provide a means through which the Company may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights or any combination of the foregoing The Compensation Committee of the Board of Directors and the full Board of Directors unanimously adopted the Plan, subject to stockholder approval at the Annual Meeting.

A summary of the principal features of the Plan is attached hereto as Exhibit A. The complete Plan is attached hereto as Exhibit B.

Proposal

At the Annual Meeting, stockholders will be asked to approve the 2005 Equity-Based Compensation Plan. Such approval will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

The Board of Directors recommends a vote “FOR” the Proposal.

INDEPENDENT AUDITORS
(Proposal Four)

The Audit Committee has recommended, and the Board has approved, the selection of Singer Lewak Greenbaum & Goldstein LLP to provide audit services to the Company for the fiscal year ending March 31, 2006, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is being sought to ratify the selection of Singer Lewak Greenbaum & Goldstein LLP. Representatives of Singer Lewak Greenbaum & Goldstein LLP, expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT AUDITORS

The following table describes fees for professional audit services rendered by Singer Lewak Greenbaum & Goldstein LLP, our principal accountant, for the audit of our annual financial statements for the years ended March 31, 2004 and March 31, 2003 and fees billed for other services rendered by Singer Lewak Greenbaum & Goldstein LLP during those periods. These amounts include fees paid to Singer Lewak Greenbaum & Goldstein LLP.

Type of Fee	2005	2004

Audit Fees (1)	$90,507	$74,417
Audit Related Fees (2)	17,695	10,564
Tax Fees (3)	--	--
All Other Fees (4)	--	--
Total	$108,202	$84,918

1.
Audit Fees include the aggregate fees paid by us during the fiscal year indicated for professional services rendered by Singer Lewak Greenbaum & Goldstein LLP for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q.

2.
Audit Related Fees include the aggregate fees paid by us during the fiscal year indicated for assurance and related services by Singer Lewak Greenbaum & Goldstein LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees. Also included in Audit Related Fees are fees for accounting advice.

3.	Tax Fees include the aggregate fees paid by us during the fiscal year for services provided by Singer Lewak Greenbaum & Goldstein LLP with respect to tax compliance, tax advice and tax planning.

4.
All Other Fees include the aggregate fees paid by us during the fiscal year indicated for products and services provided by Singer Lewak Greenbaum & Goldstein LLP, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors' independence. The Audit Committee has considered the role of Singer Lewak Greenbaum & Goldstein LLP in providing services to us for the fiscal year ended March 31, 2005 and has concluded that such services are compatible with their independence as our company's auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by Singer Lewak Greenbaum & Goldstein LLP in fiscal year 2005.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
2006 ANNUAL MEETING

Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company’s 2005 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 13114 Evening Creek Drive South, San Diego, California 92128 and in any event not later than March 2, 2006. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

COMPANY STOCK PRICE PERFORMANCE

Introductory Note: The stock price performance graph below is required by the SEC and will not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The following graph compares the five-year cumulative total return on the Company’s Common Stock to the total returns of 1)Russell 2000 Index and 2)Morgan Stanley High Technology Index. This comparison assumes in each case that $100 was invested on March 31, 1999 and all dividends were reinvested. The company’s fiscal year ends on March 31. The past performance of the company’s common stock is no indication of future performance.

	Mar 00	Mar 01	Mar 02	Mar 03	Mar 04	Mar 05
e.Digital Corporation	100	15	10	2	3	2
Russell 2000 Index	100	84	94	68	110	114
Morgan Stanley High Technology Index	100	49	43	27	46	43

OTHER BUSINESS OF THE ANNUAL MEETING

Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

MISCELLANEOUS

The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.

By Order of the Board of Directors

/s/ ATUL ANANDPURA

Atul Anandpura
President and Chief Executive Officer
San Diego, California
June ●, 2005

SUMMARY DESCRIPTION OF THE
2005 EQUITY-BASED COMPENSATION PLAN

General

The purpose of the Equity-Based Compensation Plan is to provide a means to enhance the profitable growth of the Company by attracting and retaining employees, directors, consultants and advisors of the Company by providing such individuals with a means to acquire and maintain stock ownership or awards the value of which is tied to the performance of the Common Stock. The Equity-Based Compensation Plan also provides additional incentives and reward opportunities designed to strengthen such individuals’ concern for the welfare of the Company and their desire to remain in its employ. The Company seeks to achieve the Equity-Based Compensation Plan’s purpose by primarily providing grants of (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as Incentive Options (“Nonstatutory Options” and, together with Incentive Options, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards (“Restricted Stock Awards”), or (v) any combination of such awards (collectively referred to as “Awards”). See “Securities To Be Offered.”

No Incentive Options may be made under the Equity-Based Compensation Plan after the date that is ten years from the date the Equity-Based Compensation Plan was adopted.

The Equity-Based Compensation Plan, in part, is intended to qualify under the provisions of Section 422 of the Code. See “Federal Tax Consequences.” The Equity-Based Compensation Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Administration of the Plan

The Board has appointed the Compensation Committee to administer the Equity-Based Compensation Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action under the Equity-Based Compensation Plan. Unless otherwise limited by the Equity-Based Compensation Plan, Rule 16b-3 of the Exchange Act, or the Code, the Compensation Committee has broad discretion to administer the Equity-Based Compensation Plan, interpret its provisions, and adopt policies for implementing the Equity-Based Compensation Plan. This discretion includes the power to determine to whom and when Awards will be granted, determine the amount of such Awards (measured in cash, shares of Common Stock or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the exercise terms of an Option, delegate duties under the Equity-Based Compensation Plan, terminate, modify or amend the Equity-Based Compensation Plan (subject to Board ratification), and execute all other responsibilities permitted or required under the Equity-Based Compensation Plan.

Persons Who May Participate in the Equity-Based Compensation Plan

Any individual who provides services to the Company or its subsidiary, including non-employee directors of and consultants for the Company (an “Eligible Person”), and is designated by the Compensation Committee to receive an Award under the Equity-Based Compensation Plan will be a “Participant.” An employee on leave of absence may be considered still employed by the Company for determining eligibility under the Equity-Based Compensation Plan. Any individual granted an Award which remains outstanding under the Equity-Based Compensation Plan, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Equity-Based Compensation Plan. The Company currently has two non-employee directors, three officers and approximately 17 other employees who are eligible to participate in the Equity-Based Compensation Plan.

A Participant under the Equity-Based Compensation Plan will be eligible to receive an Award pursuant to the terms of the Equity-Based Compensation Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted if the Award relates to a number of shares of Common Stock which exceeds the number of shares which remain available under the Equity-Based Compensation Plan minus the number of shares issuable in settlement of or relating to outstanding Awards. Additionally, no Award may be granted in each fiscal year to Eligible Persons likely to be Covered Employees for more than 500,000 shares (subject to any adjustment due to recapitalization or reorganization permitted under the Equity-Based Compensation Plan).

With respect to Incentive Options, a Participant must be an employee of the Company or its subsidiary and, immediately before the time the Incentive Option is granted, the Participant may not own stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the Common Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the fifth anniversary of the date of grant.

Securities to be Offered

Shares Subject to the Equity-Based Compensation Plan. The maximum aggregate number of shares of Common Stock that may be granted for any and all Awards under the Equity-Based Compensation Plan is 10,000,000. (subject to any adjustment due to recapitalization or reorganization permitted under the Equity-Based Compensation Plan). If Common Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is otherwise terminated without a delivery of shares to a Participant, the shares of Common Stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the Equity-Based Compensation Plan to the extent allowable by law. The Common Stock sold pursuant to the Equity-Based Compensation Plan may be authorized but unissued shares, shares held by the Company in treasury, or shares which have been reacquired by the Company including shares which have been bought on the market for the purposes of the Equity-Based Compensation Plan. The fair market value of the Common Stock on a given date will be the last reported sales price so reported by the OTC Bulletin Board (“OTCBB”) for the Common Stock on such date or, if no such sale takes place on such day, then the average of the high bid and low asked prices on such day or, if no such prices are available for that day, the last reported sales price so reported on the last business day before the date in question. There are no fees, commissions or other charges applicable to a purchase of Common Stock under the Equity-Based Compensation Plan.

Awards

Stock Options. The Company may grant Options to Eligible Persons including (i) Incentive Options (only to employees of the Company or its subsidiaries) which comply with Section 422 of the Code and (ii) Nonstatutory Options. The exercise price of each Option granted under the Equity-Based Compensation Plan will be stated in the Option agreement and may vary; however, the exercise price for any Option, Incentive Option or otherwise, must not be less than the greater of (a) the par value per share of Common Stock or (b) the fair market value per share as of the date of grant. Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant. Any Incentive Option which fails to comply with Section 422 of the Code for any reason will result in the reclassification of the Option to a Nonstatutory Option which will be exercisable as such. The Compensation Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Compensation Committee, payment in Common Stock, other Awards or other property) and the methods and forms in which Common Stock will be delivered to a Participant.

SARs. SARs may be awarded in connection with or separate from an Option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of the Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. Such SAR is exercisable or transferable only to the extent that the related Option is exercisable or transferable. SARs granted independently of an Option will be exercisable as the Compensation Committee determines. The term of a SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs may be paid in cash, stock or a combination of cash and stock, as the Compensation Committee provides in the Award agreement governing the SAR.

Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Common Stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. Except as otherwise provided under the terms of the Equity-Based Compensation Plan or an Award agreement, the holder of a Restricted Stock Award may have rights as a stockholder, including the right to vote the Common Stock subject to the Restricted Stock Award or to receive dividends on the Common Stock subject to the

Restricted Stock Award (subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee) during the restriction period. Unless otherwise waived by the Compensation Committee, a Restricted Stock Award which is subject to forfeiture restrictions will be forfeited and reacquired by the Company upon termination of employment. As a condition of a Restricted Stock Award grant, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of Common Stock subject to a Restricted Stock Award be automatically reinvested in additional Restricted Stock Awards or applied to the purchase of additional Awards under the Equity-Based Compensation Plan. Unless otherwise determined by the Compensation Committee, Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such Common Stock or other property has been distributed.

Bonus Stock and Awards in Lieu of Company Obligations. The Compensation Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Equity-Based Compensation Plan or under other plans or compensatory arrangements, subject to any applicable provision under Section 16 of the Exchange Act. The Compensation Committee will determine any terms and conditions applicable to grants of Common Stock or other Awards, including performance criteria associated with an Award. Any grant of Common Stock to an officer of the Company or a subsidiary in lieu of salary or other cash compensation will be reasonable, as determined by the Compensation Committee.

Dividend Equivalent. Dividend equivalents may be granted entitling a Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments at the discretion of the Compensation Committee. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award. The Compensation Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional Common Stock, Awards, or other investment vehicles. The Compensation Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Other Stock-Based Awards. Participants may be granted, subject to applicable legal limitations and the terms of the Equity-Based Compensation Plan and its purposes, other Awards related to Common Stock (in terms of being valued, denominated, paid or otherwise defined by reference to Common Stock). Such Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Compensation Committee will determine terms and conditions of all such Awards, including without limitation, method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award. Cash awards may granted as an element of or a supplement to any Awards permitted under the Equity-Based Compensation Plan.

Performance Awards. The Compensation Committee may designate that certain Awards granted under the Equity-Based Compensation Plan constitute “performance” Awards. A performance Award is any Award the grant, exercise or settlement of which is subject to one or more performance standards. Additionally, performance Award also means an Award granted to the chief executive officer or any other person designated by the Compensation Committee, at the time of grant of the performance Award, as likely to be one of the next four highest paid officers of the Company (a “Covered Employee”). One or more of the following business criteria for the Company on a consolidated basis and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Compensation Committee: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets, return on assets, return on investment, return on capital, or return on equity; (vi) economic value added; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (ix) total stockholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies, including the group selected by the Company for purposes of the stock performance graph contained in this Proxy Statement.

Other Provisions

Tax Withholding. At the discretion of the Compensation Committee and subject to conditions that the Compensation Committee may impose, a participant’s tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of Common Stock issuable pursuant to the Award based on the fair market value of the shares.

Merger or Recapitalization. If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments will be made by the Compensation Committee in the shares subject to an Award under the Equity-Based Compensation Plan.

Change in Control. Upon a change in control (as such term is defined in the Equity-Based Compensation Plan) the Compensation Committee shall fully accelerate the forfeiture provisions associated with all outstanding Options and, acting in its sole discretion without the approval of any holder, will effect one of the following alternatives with respect to Options: (i) accelerate the exercisability of the Options to be exercised before a specified date, after which unexercised Options will terminate; or (ii) require the mandatory surrender to and repurchase by the Company of all outstanding Options. The Compensation Committee will make such changes as it deems appropriate in the number and price of shares of Common Stock or other consideration subject to other Awards. Also, the Compensation Committee may, in its discretion, fully vest and cause all restrictions to lapse applicable to any Restricted Stock Award. Any such action may vary both among different Restricted Stock Award holders and different Restricted Stock Awards held by the same holder.

Amendment. Without stockholder approval, the Board may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards, suspend, discontinue, revise, or amend the Equity-Based Compensation Plan in any respect whatsoever, and may amend any provision of the Equity-Based Compensation Plan or any Award agreement to make the Equity-Based Compensation Plan or the Award agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, ERISA, or any other law, rule or regulation that may affect the Equity-Based Compensation Plan. Such amendments are subject to stockholder approval to the extent such approval is required by any state or federal law and regulation or the rules of OTCBB. The Board may also amend, modify, suspend or terminate the Equity-Based Compensation Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Equity-Based Compensation Plan or for any other purpose permitted by law. The Equity-Based Compensation Plan may not be amended without stockholder approval to increase the aggregate number of shares of Common Stock that may be issued under the Equity-Based Compensation Plan. Except as provided above, no amendment, modification, suspension or termination of the Equity-Based Compensation Plan may alter or impair Awards previously granted under the Equity-Based Compensation Plan without the consent of the affected Participant.

Transferability of Awards. In accordance with rules prescribed by the Compensation Committee, the Compensation Committee may permit a person to transfer in the form of a gift, Nonstatutory Options, SARs, or Restricted Stock Awards (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) (i) to a child (including a step or in-law relationship), grandchild, parent (including a step or in-law relationship), grandparent, spouse, former spouse, sibling (including an in-law), niece, or nephew, including adoptive relationships in any case, and any person sharing the household of a holder of such Award (“Immediate Family Members”), (ii) to a trust established for the exclusive benefit of one or more Immediate Family Members, (iii) to a partnership in which Immediate Family Members are the only partners or (iv) pursuant to a qualified domestic relations order. An SAR granted in tandem with a Nonstatutory Option will not be transferable other than in connection with the transfer of the Nonstatutory Option to which the SAR relates. Other than as described above, Awards will not be transferable other than by will or the laws of descent and distribution.

Following the transfer of any Award described above, such Awards will remain subject to the same terms and conditions as were applicable to such Awards immediately prior to transfer, provided that the transferee will be substituted for the transferor to the extent appropriate to enable the transferee to exercise the transferred Awards. When transferred Awards are exercised by a transferee, the Common Stock received as a result of the exercise may be subject to the one year holding period and other limitations on resale prescribed by Rule 144 promulgated under the Securities Act of 1933. In addition, Awards transferred by a Participant subject to the reporting requirements of Section 16(a) of the Exchange Act to Immediate Family Members in the same household as the transferor will continue to be reportable by the transferor as indirectly owned by the transferor.

Any holder of an Award desiring to transfer such Award to an Immediate Family Member must make an application for transfer and comply with such other requirements the Compensation Committee may require. To the extent regulations promulgated under the Exchange Act permit Awards to be transferred in circumstances other than as described above, the Compensation Committee may, but will not be obligated to, amend the Equity-Based Compensation Plan to permit transfers as permitted by such regulations.

FEDERAL TAX CONSEQUENCES

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to Participants arising from participation in the Equity-Based Compensation Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a Participant in the Equity-Based Compensation Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

Nonstatutory Options; SARs; Incentive Options. Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Common Stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Code Limitations on Deductibility”below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the Incentive Option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company and its subsidiaries will not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, the Company (or a subsidiary) will then, subject to the discussion below under “Tax Code Limitations on Deductibility,”be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of Common Stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant’s transfer of previously held Common Stock in full or partial satisfaction of the exercise price of an Incentive Option or Nonstatutory Option, the tax consequences of the reload option will be as provided above for an Incentive Option or Nonstatutory Option, depending on whether the reload option itself is an Incentive Option or Nonstatutory Option.

The Equity-Based Compensation Plan allows the Committee to permit the transfer of Awards in limited circumstances. For income and gift tax purposes, certain transfers of Nonstatutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options or SARs. However, the IRS informally has indicated that after a transfer of stock options, the transferor will recognize income, which will be subject to withholding, and FICA/ FUTA taxes will be collectible at the time the transferee exercises the stock options.

In addition, if the Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $11,000 per donee, (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Restricted Stock Awards; Cash Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. In general, a Participant will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a Restricted Stock Award or bonus stock Award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock (i) when the Common Stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a Participant does not make an valid election under Section 83(b) of the Code or (ii) when the Common Stock is received in cases where a Participant makes a valid election under Section 83(b) of the Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to Common Stock or cash received. Dividends that are received by a Participant prior to the time that the Common Stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the Common Stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Equity-Based Compensation Plan could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Equity-Based Compensation Plan could be limited by Section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the Award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based Awards intended to comply with Section 162(m) of the Code may not be granted in a given period if such Awards relate to shares of Common Stock which exceed a specified limitation or, alternatively, the performance-based Awards may not result in compensation, for a Participant, in a given period which exceeds a specified limitation. If the amendment proposed by the Board of Directors is adopted at the Annual Meeting a Participant who receives an Award or Awards intended to satisfy the performance-based exception to the $1,000,000 deductibility limitation may not receive performance-based Awards relating to more than 1,300,000 shares of Common Stock or, with respect to Awards not related to Shares of Common Stock, $3,000,000, in any given fiscal year. Although the Equity-Based Compensation Plan has been drafted to satisfy the requirements for the performance-based compensation exception, the Company may determine that it is in its best interests not to satisfy the requirements for the exception.

EXHIBIT B

E.DIGITAL CORPORATION

2005 EQUITY-BASED COMPENSATION PLAN

TABLE OF CONTENTS

1.	Purpose	1

2.	Definitions	1

3.	Administration.	5
(a)	Authority of the Committee	5
(b)	Manner of Exercise of Committee Authority	5
(c)	Limitation of Liability	6

4.	Stock Subject to Plan.	6
(a)	Overall Number of Shares Available for Delivery	6
(b)	Application of Limitation to Grants of Awards	6
(c)	Availability of Shares Not Delivered under Awards	6
(d)	Stock Offered	6

5.	Eligibility; Per Person Award Limitations	6

6.	Specific Terms of Awards.	6
(a)	General	6
(b)	Options	7
(c)	Stock Appreciation Rights	7
(d)	Restricted Stock	9
(e)	Bonus Stock and Awards in Lieu of Obligations	9
(f)	Dividend Equivalents	10
(g)	Other Stock-Based Awards	10

7.	Certain Provisions Applicable to Awards.	10
(a)	Stand-Alone, Additional, Tandem, and Substitute Awards	10
(b)	Term of Awards	10
(c)	Form and Timing of Payment under Awards; Deferrals	10
(d)	Exemptions from Section 16(b) Liability	11
(e)	Non-Competition Agreement	11

8.	Performance and Annual Incentive Awards.	11
(a)	Performance Conditions	11
(b)	Performance Awards Granted to Designated Covered Employees	11
(c)	Annual Incentive Awards Granted to Designated Covered Employees	12
(d)	Written Determinations	13
(e)	Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code	13

9.	Recapitalization or Reorganization.	13
(a)	Existence of Plans and Awards	13
(b)	Subdivision or Consolidation of Shares	14
(c)	Corporate Restructuring	14
(d)	Change in Control Price	15
(e)	Non-Option Awards	15
(f)	Additional Issuances	15
(g)	Restricted Stock Awards	15

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10.	General Provisions.	15
(a)	Transferability.	15
(b)	Taxes	17
(c)	Changes to this Plan and Awards	17
(d)	Limitation on Rights Conferred under Plan	17
(e)	Unfunded Status of Awards	17
(f)	Nonexclusivity of this Plan	17
(g)	Payments in the Event of Forfeitures; Fractional Shares	17
(h)	Severability	18
(i)	Governing Law	18
(j)	Conditions to Delivery of Stock	18

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E.DIGITAL CORPORATION

2005 EQUITY-BASED COMPENSATION PLAN

1.  Purpose. The purpose of the e.Digital Corporation 2005 Equity-Based Compensation Plan (the “Plan”) is to provide a means through which e.Digital Corporation, a Delaware corporation (the “Company”), and its subsidiaries (including any companies it may acquire) may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

2.  Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)  “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(b)  “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.

(c)  “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(d)  “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)  “Board” means the Company’s Board of Directors.

(f)  “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Delaware are authorized or obligated by law or executive order to close.

(g)  “Change in Control” means the occurrence of any of the following events:

(i)  The agreement to acquire or a tender offer that is accepted for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)  Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; or

(iii)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination, the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); or

(v)  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h)  “Change in Control Price” means the amount calculated in accordance with Section 9 of this Plan.

(i)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)  “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

(k)  “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.

(l)  “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(m)  “Effective Date” means July 28, 2005.

(n)  “Eligible Person” means all officers and employees, or prospective officers and employees, of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

(o)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(p)  “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(q)  “Fair Market Value” means, for a particular day:

(i)  if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

(ii)  if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the OTC Bulletin Board (“OTCBB”) as of the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

(iii)  if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the OTCBB (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by OTCBB (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

(iv)  if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by OTCBB (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(v)  if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by OTCBB (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

(r)  “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(s)  “Incumbent Board” shall mean individuals who constitute the Board as of the Effective Date and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

(t)  “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

(u)  “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(v)  “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(w)  “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(x)  “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

(y)  “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(z)  “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of regulation 1.162-27 under section 162(m) of the Code.

(aa)  “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(bb)  “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

(cc)  “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(dd)  “Stock” means the Company’s Common Stock, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

(ee)  “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

(ff)  “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

3.  Administration.

(a)  Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b)  Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

(c)  Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4.  Stock Subject to Plan.

(a)  Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan shall not exceed 10,000,000 shares.

(b)  Application of Limitation to Grants of Awards. No Award may be granted if (i) the number of shares of Stock to be delivered in connection with such Award exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)  Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(d)  Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

5.  Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, a Covered Employee may not be granted (a) Awards relating to more than 500,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9 or (b) in the case of Awards not related to shares of Stock Awards with a value at the time of payment in excess of $100,000.

6.  Specific Terms of Awards.

(a)  General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award.

The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b)  Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)  Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option or in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant, and the exercise price per share of Stock subject to an Option other than an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option.

(ii)  Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

(iii)  ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(c)  Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)  Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise or settlement thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise or settlement (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 2(h) hereof) over (B) the grant price of the SAR as determined by the Committee.

(ii)  Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise or settlement, to surrender that Option or any portion thereof, to the extent unexercised or not settled, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable or settleable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(A)  A Stock Appreciation Right granted in connection with an Option shall be exercisable or settleable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(B)  Upon the exercise or settlement of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1)  the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise or settlement of the Stock Appreciation Right, by

(2)  the number of shares as to which that Stock Appreciation Right has been exercised or settled.

(iii)  Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable or settleable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:

(A)  Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

(B)  Each Award agreement shall state the time at which the Stock Appreciation Right will vest, the time the Stock Appreciation Right will be settled, or the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

(C)  Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised or settled.

(D)  Each Stock Appreciation Right shall entitle a Participant, upon exercise or settlement thereof, to receive payment of an amount determined by multiplying:

(1)  the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise or settlement of that Stock Appreciation Right, by

(2)  the number of shares as to which the Stock Appreciation Right has been exercised or settled.

(iv)  Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised or settled in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

(d)  Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)  Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)  Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)  Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)  Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)  Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(f)  Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(g)  Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h).

7.  Certain Provisions Applicable to Awards.

(a)  Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

(b)  Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

(c)  Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(d)  Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)  Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its subsidiaries for a period after the termination of such Participant’s employment with the Company and its subsidiaries as determined by the Committee.

8.  Performance and Annual Incentive Awards.

(a)  Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.

(b)  Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i)  Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)  Business and Individual Performance Criteria

(A)  Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added;

(7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

(B)  Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

(iii)  Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

(iv)  Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

(v)  Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c)  Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

(i)  Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)  Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii)  Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

(d)  Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

(e)  Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.  Recapitalization or Reorganization.

(a)  Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)  Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i)  If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii)  If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii)  Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

(iv)  Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

(c)  Corporate Restructuring. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change in Control; provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding; provided, further, that the right to make such adjustments shall include, but not be limited to, the modification of an Option such that the holder of the Option shall be entitled to purchase or receive (in lieu of the total shares that the holder would otherwise be entitled to purchase or receive under the Option (the “Total Shares”)), the number of shares of stock, other securities, cash or property to which the Total Shares would have been entitled to in connection with the Change in Control, at an aggregate exercise price equal to the exercise price that would have been payable if the Total Shares had been purchased upon the exercise of the Option immediately before the consummation of the Change in Control.

(d)  Change in Control Price. The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of the same class of Stock of the Company in any such merger or consolidation, (ii) the per share value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(d) or Section 9(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e)  Non-Option Awards. In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(f)  Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(g)  Restricted Stock Awards. Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Change in Control as described in Section 2(g) occurs, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Stock awarded to the holder pursuant to such Restricted Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Section 9(g) may vary among individual holders and may vary among the Restricted Stock Awards held by any individual holder.

10.  General Provisions.

(a)  Transferability.

(i)  Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, Stock Appreciation Right, or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

(ii)  Qualified Domestic Relations Orders. An Option, Stock Appreciation Right, or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii)  Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution except that in the Committee’s discretion a Stock Appreciation Right (if such Stock Appreciation Right is not exercisable for Stock and not subject to the Participant’s or holder’s discretion as to the timing or method of payment) or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) may be transferable, however, not for consideration. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

(iv)  Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v)  Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi)  Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

(b)  Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(c)  Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

(d)  Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(e)  Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

(f)  Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(g)  Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)  Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(i)  Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

(j)  Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.